Exhibit 99.1

Selectica Closes Acquisition of b-pack

Acquisition will deliver new capabilities to extend Selectica’s product suite and global presence with the addition of a leading SaaS Procure-to-Pay solution.

San Mateo, California – August 3, 2015

News Summary

Selectica, Inc. (NASDAQ: SLTC) today announced it has completed the acquisition of b-pack for approximately $12.33 million in cash and stock. b-pack, a pioneer and global leader in Source to Pay (S2P) solutions, is focused on providing rich, end-to-end procurement capabilities, including eProcurement, Purchase-to-Pay, Asset Management, Budget Management, Invoice Management, and Expense Management. The acquisition further democratizes the Selectica suite of solutions and expands its reach internationally. For the past 15 years, b-pack has empowered finance and procurement enterprise professionals with flexible, innovative and critical risk mitigation solutions.

Transaction Highlights

●	Selectica announced on March 30, 2015 its agreement to acquire b-pack. The transaction was completed on July 31, 2015.

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b-pack serves industry leading global customers such as Sony Music, McDonald's, Dannon, Renault-Nissan, Yves Saint Laurent, Gucci, Aon, Telehouse, BNP Paribas, Buccaneer Energy, United Drug, Vinci Airports, Yves Saint Laurent, and French Prime Minister Services.

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Phase one of integration plans have been completed including: Selectica and b-pack product and technology team collaboration; sales and marketing strategy development; and proactive customer communications and engagements.

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Gartner ranks b-pack as a visionary in the 2015 Magic Quadrant for Procure-to-Pay Suites for Indirect Procurement citing its highly configurable workflow and overall platform; strong out-of-the-box P2P functionality; ease of upgrade and mobile device support.

●	Needham & Company, LLC served as the financial advisor for the transaction.

●	Olshan Frome Wolosky LLP and Kramer Levin Naftalis & Frankel LLP represented Selectica in negotiating the definitive merger agreement.

●	More information about the acquisition can be found at Selectica acquires b-pack.

Supporting Quotes

“The visions of Selectica and b-pack are highly aligned -- both companies are seeking to provide technology to finance and procurement professionals to be more efficient and effective while driving out costs, enhancing revenue and reducing risk,” said Patrick Stakenas, President and CEO of Selectica. “We believe b-pack’s extensive ‘Source to Pay’ solutions are industry leading, as evidenced by Gartner positioning b-pack as a ‘visionary’ in its most recent Procure to Pay Magic Quadrant. This is such an exciting moment in the company’s history as we now offer a complete end-to-end Source to Pay solution with enterprise grade contract lifecycle management.”

“We are very excited to bring our teams and innovative technologies together to build a global industry leader in strategic sourcing, supply management, procure-to-pay and contract management,” said Julien Nadaud, CEO and Co-Founder of b-pack. “We’ve initiated our product integration strategy and efforts to build the best source-to-pay cloud solution, and expect to deliver significant value to the marketplace and our joint customers in the very near term.”

Supporting Resources

About Selectica and b-pack

Selectica “Social Contracting” blog
Selectica on LinkedIn
Selectica on Twitter
Selectica on Facebook
Selectica on YouTube
Selectica guides & misc. resources

Inducement Grants

Selectica also announced today that, in connection with the acquisition, Selectica’s board of directors approved the grant of options to purchase an aggregate of 700,000 shares of Selectica common stock to 55 b-pack employees to attract and retain their services following the acquisition, including options to purchase 161,100 shares to Xavier Pierre-Bez, Chief Business Development Officer and Co-Founder, 20,700 shares to Bruno Charrat, COO, and 268,200 shares to Julien Nadaud, CEO and Co-Founder.  The options each have an exercise price per share equal to the closing price of Selectica’s common stock on NASDAQ on July 31, 2015.  The options each have a 10-year term and vest over a 48-month period, with 25 percent of the option shares vesting after completion of 12 months of continuous service to Selectica, and the remaining option shares vesting in equal monthly installments over the following 36 months of continuous service to Selectica.  The grants were made as inducements that were a material component of the compensation of the b-pack employees and subsequent acceptance of employment with Selectica, and the options were granted as employment inducement awards pursuant to NASDAQ Listing Rule 5635(c)(4) approved by the majority of Selectica’s independent directors.

Securities Not Registered

The securities described herein have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from such registration requirements. Selectica has agreed to file one or more registration statements with the Securities and Exchange Commission covering the resale of the shares of common stock issued in connection with the b-pack acquisition and upon exercise of the inducement grants issued in connection with the b-pack acquisition.

No Offer or Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities described herein, nor shall there be any sale of such securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

About Selectica, Inc.

Selectica, Inc. (NASDAQ: SLTC) is a leading provider of enterprise contract management, supply management, and configuration solutions. Since 1996, Selectica has helped global companies actively manage their contracts throughout the sales, procurement, and legal life cycle. Selectica’s contract lifecycle management, strategic sourcing, and purchasing solutions drive business value by assisting organizations in managing contracts profitably, effectively accelerating revenue opportunities, and minimizing risk through compliance. Our patented technology assists customers across a myriad of industries—including high-tech, telecommunications, manufacturing, healthcare, and financial services—to accelerate and streamline contract management, sales processes, spend analysis, procurement intelligence, sourcing, and supplier lifecycle management. Selectica also provides a powerful configuration engine, which Fortune 500 companies use to increase revenue by facilitating the right combination of products, services, and price. For more information, please visit: www.selectica.com.

Forward-looking Statements

Certain statements in this release and elsewhere by Selectica are forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. Such statements may include, without limitation, statements regarding anticipated synergies relating to the acquisition, business outlook, assessment of market conditions, anticipated financial and operating results, strategies, product and channel development, future plans, contingencies and contemplated transactions of the company. Such forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors which may cause or contribute to actual results of company operations, or the performance or achievements of the company or industry results, to differ materially from those expressed, or implied by the forward-looking statements. In addition to any such risks, uncertainties and other factors discussed elsewhere herein, risks, uncertainties and other factors that could cause or contribute to actual results differing materially from those expressed or implied for the forward-looking statements include, but are not limited to, challenges in integrating the business of b-pack after closing, fluctuations in demand for company products and services, risks of losing key personnel or customers, protection of the company’s intellectual property and government policies and regulations, including, but not limited to those affecting the company’s industry. Selectica undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Additional risk factors concerning the company can be found in the company’s most recent Form 10-K as filed by the company with the Securities and Exchange Commission.

Contacts

Investor Relations:

Budd Zuckerman
+1.303.415.0200
bzuckerman@genesisselect.com

Media Relations:

Rose Lee
Selectica
+1.650.532.1590
pr@selectica.com